Supplement dated March 10, 2017
to the Prospectuses and Summary Prospectuses (each as supplemented) of each of the following Funds (each a
Fund and together the Funds):
Fund	Prospectuses and Summary Prospectuses Dated
Columbia Acorn Trust
Columbia Acorn Fund	5/1/2016
Columbia Acorn International	5/1/2016
Columbia Acorn USA	5/1/2016
Columbia Acorn International Select	5/1/2016
Columbia Acorn Select	5/1/2016
Columbia Thermostat Fund	5/1/2016
Columbia Acorn Emerging Markets Fund	5/1/2016
Columbia Acorn European Fund	5/1/2016
Effective March 27, 2017, the shares held by Class I shareholders will be exchanged for Class Y shares of the same Fund in a tax-free transaction with no impact on the fees and expenses paid by shareholders. Class I shares of the Funds will no longer be offered for sale. Therefore, effective March 27, 2017, all information regarding Class I shares is hereby deleted from each Fund’s prospectus.
Effective April 10, 2017, the information beneath the caption "Fees and Expenses of the Fund" in the Summary Prospectus and in the section entitled "Summary of the Fund" in the Prospectus is hereby revised to insert the following information:
An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution may be required to pay a commission to the broker/financial intermediary for effecting such transactions. Such commissions are not reflected in the tables or the example below.
Effective April 10, 2017, the information in the table under the heading "Minimum Initial Investment" in the Summary Prospectus and in the section entitled "Summary of the Fund" in each Fund's Prospectus is hereby revised, as applicable, for Class R4, Class R5 and Class Y shares of the Funds as follows:
Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B*& C	All accounts other than IRAs	$2,000	$100
	IRAs	$1,000	$100
Classes R & R5	All eligible accounts	None	N/A
Class Y	All eligible accounts	$0, $1,000, $2,000 or $1 million depending upon the category of eligible investor	$100 (for certain eligible investors)
Classes R4 & Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100

*	Class B shares are generally closed to new and existing shareholders.
The rest of the section remains unchanged.
Shareholders should retain this Supplement for future reference.
SUP000_00_047_(03/17)